Events after reporting period (Tables)	6 Months Ended
Jun. 30, 2026
Event after the reporting period [Abstract]
Disclosure of detailed information about business combination
The preliminary purchase price allocation (“PPA”) as of July 1, 2026 is presented below.

(amounts expressed in millions of Brazilian reais)
Carrying amount of net assets	5,006

Fair value adjustments
Inventories (1)	285
Property, plant and equipment (2)	5,378
Trademarks and patents (3)	642
Deferred taxes, net (4)	(1,646)

Goodwill (5)	1,858

Fair value of net identifiable assets	11,523
Acquired interest (51%)	5,875
Non-controlling interest (49%)	5,648

Consideration transferred	6,693
Acquisition cost of the call option	(818)
Total consideration transferred in the business combination	5,875
(1)Calculated considering the balance of finished goods based on selling price, net of selling expenses.
(2)Measured based on the analysis of market data from comparable transactions and on cost quantification, derived from the estimated replacement or reproduction cost of the assets.
(3)Other assets include trademark licensing, measured based on projected revenues from products under the valued brands, in accordance with the Relief from Royalty methodology.
(4)Represents the net deferred income tax and social contribution effect recognized on the temporary differences arising from the fair value adjustments to inventories, property, plant and equipment, and trademarks and patents identified in the acquisition.
(5)The goodwill is attributable to expected efficiency gains from the business combination, Arbex's future profitability potential, and other economic benefits that do not individually meet the criteria for separate recognition as identifiable intangible assets.